Exhibit 10.4
                                                                    ------------


                               AMENDMENT NO. 1 TO
                        INVESTORS STOCKHOLDERS' AGREEMENT

         AMENDMENT NO. 1. ("Amendment No. 1") to Inwestors Stockholders' Agreement (as defined below) dated as of September 4, 2001, by and among TeleCorp PCS, Inc. (the "Company") and the Cash Equity Investors (as defined in the Investors Stockholders' Agreement) signatory hereto. Any capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Investors Stockholders' Agreement.

         WHEREAS, each of the parties hereto (other than the Company) are stockholders of the Company;

         WHEREAS, the parties hereto are parties to that certain Investors Stockholders' Agreement, dated as of February 28, 2000 with respect to the Cash Equity Investors signatory thereto and as of November 13, 2000 with respect to the Company (the "Investors Stockholders' Agreement"), pursuant to which, among other things, the parties hereto entered into certain agreements regarding the management of the Company;

         WHEREAS, the parties hereto desire to amend certain provisions of the Investors Stockholders' Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Amendments. From and after the Amendment Effectiveness Date (as hereinafter defined):

               a. Section 2(a)(iii) of the Investors Stockholders' Agreement shall be amended by deleting the following:

          "Dresdner (or its Affiliated Successors) and shall initially be Alex Coleman (the "Dresdner Designee")"

               and replacing it with the following:

          "CTIHC,   Incorporated  (or  its  Affiliated   Successors)  and  shall
          initially be Gary Wendt".

         2. Amendment Effectiveness Date. This Amendment No. 1 shall be effective on the date that a counterpart hereof shall have been executed in accordance with Section 5.1(b) of the Investors Stockholders' Agreement (the "Amendment Effectiveness Date").

         3. Severability of Provisions. Any provision of this Amendment No. 1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the

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remaining  provisions  hereof or affecting the validity of remaining  provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         4. Agreements to Remain in Full Force and Effect. This Amendment No. 1 shall be deemed to be an amendment to the Investors Stockholders' Agreement. All references to the Investors Stockholders' Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Investors Stockholders' Agreement as amended hereby. Except as amended hereby, the Investors Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

         5. Headings. The headings in this Amendment No. 1 are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

         6. Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the parties has executed or consent this Amendment No. 1 to be executed by its duly authorized officers as of the date first written above.


                                       TELECORP PCS, INC.
                                       (f/k/a TeleCorp-Tritel Holding Company)

                                       By:  /s/ Thomas H. Sullivan
                                           ------------------------------------
                                           Name:
                                           Title:

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                                      EQUITY-LINKED INVESTORS-II

                                      By: Rohit M. Desai Associates-II,
                                          its general partner

                                      By:  /s/ Frank J. Pados
                                          --------------------------------------
                                          Name:
                                          Title:


                                      PRIVATE EQUITY INVESTORS III, L.P.

                                      By: Rohit M. Desai Associates III, LLC,
                                          its general partner

                                      By:  /s/ Frank J. Pados
                                          --------------------------------------
                                          Name:
                                          Title:

                                       WHITNEY EQUITY PARTNERS, L.P.

                                       By: J.H. Whitney Equity Partners, L.L.C.,
                                           its general partner

                                       By:  /s/ Daniel J. O'Brien
                                           ------------------------------------
                                           Name:  Daniel J. O'Brien
                                           Title: Managing Member of General
                                                  Partner


                                       J.H. WHITNEY III, L.P.

                                       By: J.H. Whitney Equity Partners III,
                                           L.L.C., its general partner

                                       By:  /s/ Daniel J. O'Brien
                                           ------------------------------------
                                           Name:  Daniel J. O'Brien
                                           Title: Managing Member


                                       WHITNEY STRATEGIC PARTNERS III, L.P.

                                       By: J.H. Whitney Equity Partners III,
                                           L.L.C., its general partner

                                       By:  /s/ Daniel J. O'Brien
                                           ------------------------------------
                                           Name:  Daniel J. O'Brien
                                           Title: Managing Member

                                       CTIHC, INCORPORATED

                                       By:  /s/ William T. Devanney
                                           -------------------------------------
                                           Name:  William T. Devanney
                                           Title: SVP

                                       CB CAPITAL INVESTORS, L.P.

                                       By: CB Capital Investors, Inc.,
                                           its general partner

                                       By:  /s/ Michael R. Hannan
                                           ------------------------------------
                                           Name:  Michael R. Hannan
                                           Title: General Partner/Managing
                                                  Director, JP Morgan Partners

                                       HOAK COMMUNICATIONS PARTNERS, L.P.

                                       By: HCP Investments, L.P.,
                                           its general partner

                                       By: Hoak Partners, LLC,
                                           its general partner

                                       By:  /s/ James M. Hoak
                                           ------------------------------------
                                           Name:
                                           Title:


                                       HCP CAPITAL FUND, L.P.

                                       By: James M. Hoak & Co.,
                                           its general partner

                                       By:  /s/ James M. Hoak
                                           ------------------------------------
                                           Name:
                                           Title: